UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) on May 12, 2017. The final voting results for the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

1.              Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified):

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert C. Arzbaecher	191,512,401	1,998,987	115,715	15,907,955
William Davisson	191,304,761	2,214,017	108,325	15,907,955
Stephen A. Furbacher	191,404,782	2,018,471	203,850	15,907,955
Stephen J. Hagge	191,654,657	1,765,945	206,501	15,907,955
John D. Johnson	189,582,040	3,940,394	104,669	15,907,955
Robert G. Kuhbach	191,843,350	1,569,882	213,871	15,907,955
Anne P. Noonan	191,547,855	1,873,590	205,658	15,907,955
Edward A. Schmitt	191,078,355	2,443,379	105,369	15,907,955
Theresa E. Wagler	191,619,564	1,802,212	205,327	15,907,955
W. Anthony Will	192,062,669	1,459,230	105,204	15,907,955

2.              Approval of an advisory resolution regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
184,761,924	8,592,832	272,347	15,907,955

3.              Recommendation, by a non-binding advisory vote, on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 year	2 years	3 years	Votes Abstained	Broker Non- Votes
180,598,662	87,640	12,735,747	205,054	NA

4.              Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017:

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
204,253,825	5,123,643	157,590	NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary